UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 8, 2015, Spectra Energy Corp (“Spectra Energy”) issued a joint press release with its joint venture partner, Phillips 66, announcing their expected contribution transaction (the “DCP Transaction”) for DCP Midstream, LLC, the companies’ joint venture entity in which Spectra Energy owns a 50% interest. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As announced on September 4, 2015, Gregory L. Ebel, Chairman, President and Chief Executive Officer of both Spectra Energy and the general partner of Spectra Energy Partners, LP, is scheduled to present at the 2015 Barclays CEO Energy-Power Conference on Wednesday, September 9, 2015, during which he will discuss, among other matters, the DCP Transaction. Slides that will be used during the DCP Transaction discussion are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

The press release and the DCP Transaction slides are being furnished pursuant to this Item 7.01.

This Current Report on Form 8-K (including the Exhibits attached hereto) contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Spectra Energy’s management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond Spectra Energy’s control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from what Spectra Energy anticipated, estimated, projected or expected. Factors that may have a direct bearing on the forward-looking statements include without limitation, completion or timing of the anticipated contributions as part of the DCP Transaction. Other factors that may have a direct bearing on the forward-looking statements are described in the filings that Spectra Energy makes with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than as described. These forward-looking statements are made as of the date hereof and Spectra Energy undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Spectra Energy Corp and Phillips 66, dated September 8, 2015

99.2	DCP Transaction Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ J. Patrick Reddy
J. Patrick Reddy
Chief Financial Officer

Date: September 8, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release of Spectra Energy Corp and Phillips 66, dated September 8, 2015

99.2	DCP Transaction Slides